UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2016
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina, 29406
(Address of principal executive offices)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)

_____________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 27, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Ingevity Corporation (the “Company”) approved the following compensation matters.

Director Compensation

The Committee approved the Company’s non-employee director compensation program. Pursuant to this program, each non-employee director will receive an annual retainer of $75,000 plus an annual award of $90,000 restricted stock units (“RSU”s). The RSU awards will vest in full on the first anniversary of the grant date. Additionally, the chairman of the Board will receive an additional $50,000 annual retainer, the chair of the Audit Committee will receive an additional $15,000 annual retainer and the chairs of the Compensation Committee and the Nominating and Governance Committee will each receive an additional $10,000 annual retainer.

Service-Based RSU Awards

The Committee approved various service-based RSU awards pursuant to the terms and conditions of the Ingevity Corporation 2016 Omnibus Incentive Plan (the "Omnibus Plan") to the Company’s named executive officers. These awards include (1) separation RSU awards, (2) replacement RSU awards and (3) service-based RSU awards.

Prior to the separation (the “Separation”) of the Company from WestRock Company (“WestRock”), the Company entered into previously disclosed compensation arrangements (the “Compensation Agreements”) with D. Michael Wilson, President and Chief Executive Officer, and John C. Fortson, Executive Vice President, Chief Financial Officer & Treasurer. The separation RSU awards represent certain grants agreed to by WestRock pursuant to the terms of the Compensation Agreements. The separation RSU awards vest ratably over three years beginning on the first anniversary of Mr. Wilson’s and Mr. Fortson’s start dates.

The replacement RSU awards replace the portion of previously outstanding equity awards of WestRock that were granted in 2015 and forfeited at the time of the Separation pursuant to the terms of the previously disclosed Employee Matters Agreement between the Company and WestRock. The replacement RSU awards vest in full on February 27, 2018.

The service-based RSU awards vest ratably over three years on February 27, 2017, 2018 and 2019.

Mr. Wilson received a separation RSU award of 38,715 shares that vests ratably beginning September 1, 2016 and a service-based RSU award of 18,262 shares.

Mr. Fortson received a separation RSU award of 29,036 shares that vests ratably beginning October 12, 2016 and a service-based RSU award of 9,679 shares.

Edward A. Rose, Executive Vice President of Performance Chemicals, received a service-based RSU award of 4,383 shares and a replacement RSU award of 2,557 shares.

Katherine Pryor Burgeson, Executive Vice President, General Counsel and Secretary, received a service-based RSU award of 2,720 shares and a replacement RSU award of 2,600 shares.

S. Edward Woodcock, Jr., Executive Vice President of Performance Materials, received a service-based RSU award of 1,963 shares and a replacement RSU award of 1,122 shares.

Stock Option Awards

The Committee approved stock option awards granted pursuant to the terms and conditions of the Omnibus Plan. Such awards vest in full on February 27, 2019 and expire on May 27, 2026. The exercise price of such stock options is $27.38, the average share price on the grant date.

Mr. Wilson received 48,170 stock options, Mr. Fortson received 27,115 stock options, Mr. Rose received 11,561 stock options, Ms. Burgeson received 7,619 stock options and Mr. Woodcock received 5,178 stock options.

Performance-Based RSU Awards

The Compensation Committee approved the grant of performance-based RSU awards (“PSU”s) pursuant to the terms of the Omnibus Plan. Such awards will vest based on attainment of certain pre-determined performance goals based on the average 2018 return on invested capital and cumulative earnings per share during the period beginning on January 1, 2016 and ending on December 31, 2018, with adjusted payouts for threshold, target and maximum performance not to exceed 200% of target. The Committee will adjust the return on invested capital and cumulative earnings per share to exclude the effect of certain non-recurring items of gain or loss. No vesting will occur if the Company’s actual performance is below the threshold levels.

The Committee approved the following target PSU awards for 2016:

D. Michael Wilson     35,466
John C. Fortson    18,941
Edward A. Rose    8,512
Katherine Pryor Burgeson    5,322
S. Edward Woodcock    3,813

Short-Term Incentive Arrangement

The Committee ratified the Company’s short-term incentive design, an annual incentive program under the Omnibus Plan, which covers executive officers of the Company and all salaried exempt US and International employees as well as salaried and nonexempt US employees. The program is funded based on the Company’s achievement of a predetermined financial target based on adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), with adjusted payouts for threshold, target and maximum performance not to exceed 200% of target. Individual awards are based initially on the Company’s attainment of this adjusted EBITDA goal and also influenced by individual performance against individual goals. No payout will occur if the Company’s actual performance is below the threshold performance level, which is below 85% of target.

The Committee approved the following target short-term incentive awards for 2016:

D. Michael Wilson     $800,000
John C. Fortson    $332,500
Edward A. Rose    $240,000
Katherine Pryor Burgeson    $165,000
S. Edward Woodcock    $137,500

Actual Adjusted EBITDA for 2016 will be calculated in accordance with the Company’s published financial statements except that the Committee will adjust such calculations to exclude the effect of certain non-recurring items of gain or loss.

Replacement Cash Awards

The Committee approved the grant of certain replacement cash awards. These awards replace the portion of previously outstanding cash awards of WestRock that were granted in 2015 and forfeited at the time of the Separation pursuant to the award terms. The replacement cash awards vest in full on February 23, 2018.

Mr. Rose received a replacement cash award of $111,111 and Mr. Woodcock received a replacement cash award of $48,611.

The foregoing summary of the various compensation awards is not a complete description of all of the terms and conditions, and is qualified in its entirety by reference to the full text of the form of any grant instruments, which will be filed as exhibits to the Company’s second quarter Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ KATHERINE P. BURGESON
Katherine P. Burgeson
Executive Vice President, General Counsel and Secretary
Date: June 3, 2016